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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)          February 1, 2001
                                                 -------------------------------

                                U.S. Pawn, Inc.
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              (Exact name of Registrant as specified in charter)

                                   Colorado
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                (State or other jurisdiction of incorporation)

          0-18291                                       84-0819941
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  (Commission File Number)                   (IRS Employee Identification No.)

           7215 Lowell Boulevard, Westminster, CO                       80030
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          (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code         (303) 657-3550
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5. Other Events

        On February 6, 2001, the Registrant issued the press release attached hereto as Exhibit 20.1.

Item 7. Exhibits.


                  Exhibit Number                        Description
               -------------------       ---------------------------------------
                       20.1              News Release dated February 6, 2001


SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               U.S. Pawn, Inc.
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                                                 (Registrant)

Date:  February 6, 2001
                                          By:  /s/ Charles C. Van Gundy
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                                               Charles C. Van Gundy
                                               Chief Executive Officer